UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08928

HSBC PORTFOLIOS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Annual Report
October 31, 2012

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

Table of Contents
HSBC World Selection Funds
Annual Report - October 31, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	18

Schedules of Portfolio Investments
Aggressive Strategy Fund	20
Balanced Strategy Fund	21
Moderate Strategy Fund	22
Conservative Strategy Fund	23
Income Strategy Fund	24
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	34
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	48
Other Federal Income Tax Information	49
Table of Shareholder Expenses	50

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	52
HSBC Opportunity Portfolio	54
Statements of Assets and Liabilities	56
Statements of Operations	57
Statements of Changes in Net Assets	58
Financial Highlights	59
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	65
Table of Shareholder Expenses	66
Board of Trustees and Officers	68
Other Information	70

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

Glossary of Terms

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of USD-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s MidCap 400 Index is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 20, 2012

To Our Shareholders:

These are challenging times for investors.

Perhaps the central reason is the slow but remorseless unwinding of a multi-decade build-up in global debt, following the recent sharp decline in the global economy. Much of this debt has been devalued—including, for example, debt associated with U.S. housing stock or Greek government debt.

Despite these modest declines, U.S. private debt—which includes household debt from such things as credit cards and mortgages—remains high. Some historical perspective: In 1951, private sector debt stood at just 53% of the U.S. Gross Domestic Product1 (GDP); today, that debt stands at 159%—a very high level, though down from its 2007 peak of 179%.

The turning point appears to be 2007. In that year, aggressive monetary and fiscal policies were enacted in the U.S. to stimulate the flagging economy. The result has been soaring government debt. Projections from the Congressional Budget Office suggest that the ratio of federal debt to GDP could reach 100% by the middle of the next decade—and that doesn’t reflect the increasing cost of entitlement programs.

These increasing claims on national income are worrisome, profoundly so, and have sparked intense and important debate—between Keynesians and monetarists; between free market capitalists and fans of European-style welfare economies; and, most recently, between Democrats and Republicans in the recent election.

So far, these growing claims by government on private sector income and wealth have failed to push interest rates higher. However, they have arguably, tempered the kind of growth and employment gains one would historically associate with recovery. In fact, the Federal Reserve’s Quantative Easing programs and “Operation Twist” have pushed rates to low levels, frustrating investors’ search for yield and leading our advisor and service providers to absorb about $17 million in fee waivers last year. Without these waivers our money market funds would have provided lower yields. Thus, it is no surprise that total money market fund assets have declined.

Regulators and others, parsing the entrails of the sharp recession, have proposed to change the regulation of such funds in order to prevent a future “run” on the funds during any period of economic upheaval. Proposals include a floating NAV, and variations of stable net asset value that include capital buffers.

Our other funds performed well in this difficult environment, as the following pages show.

Furthermore, the fund group continued to nourish its strategy of providing top-notch emerging market asset management products. Our most recent offering is the HSBC RMB Fixed Income Fund, which affords access to the Renminbi, the official offshore currency of the People’s Republic of China, through a portfolio of “Dim Sum” bonds. As the leading international bank in mainland China, HSBC is uniquely positioned to manage such a vehicle.

On behalf of my colleagues, I thank our investment advisor and portfolio managers, our other service providers, and you, our shareholders, for your support. We will continue to work hard to merit that confidence.

Sincerely,

Michael Seely
Chairman, HSBC Funds

1     For additional information, please refer to the Glossary of Terms.

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4       HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are please to send to you the HSBC Funds annual report, covering the Funds’ fiscal year ended October 31, 2012. This report offers detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On June 8 of this year we continued to expand our emerging markets funds offering by launching the HSBC RMB Fixed Income Fund. This Fund gives investors exposure to the Chinese Renminbi (“RMB”) bond market, sometimes referred to as the “dim sum” bond market. The Fund joins the HSBC Emerging Markets Local Debt Fund, HSBC Emerging Markets Debt Fund, HSBC Total Return Fund and the HSBC Frontier Markets Fund in our emerging markets segment.

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

HSBC FAMILY OF FUNDS       5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy made only moderate progress in its ongoing recovery from a historic downturn during the 12-month period between November 1, 2011 and October 31, 2012. Governments around the world fueled the turnaround with aggressive monetary stimulus as policymakers struggled to revive growth against a backdrop, at least in the developed world, of bloated public debt. The Federal Reserve Board (the “Fed”) maintained the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and announced that it would keep the rate in that range until at least 2015.

The period began among concerns that the eurozone debt crisis would cause a new global recession. The situation in Europe improved somewhat during the first months of 2012, largely due to the European Central Bank’s (ECB) efforts to support liquidity. However, the prospect of another global recession loomed throughout much of the period as numerous economic indicators, such as industrial production and unemployment growth, proved disappointing. Although the U.S. economy continued to expand during the period, the pace of its growth slowed.

We believe the ECB helped to stem a liquidity crisis and alleviate fears of deepening credit problems in the eurozone. In December 2011 the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March 2012 began doling out an even larger amount of money in similar loans. The LTRO appeared to stabilize financial markets in the short term; nevertheless, significant uncertainties remain regarding the long-term prospects of European economies to regain their competitiveness and prevent default. The ability of Italy and Spain to reestablish market confidence remained in doubt; in addition, the long-term impact of austerity programs on economic growth raised concerns.

Slowing growth in major world economies, including the U.S. and China, presented a significant setback for the global economy. U.S. Gross Domestic Product (“GDP”)1 increased at an annualized rate of 4.1% during the last quarter of 2011, then slowed to 2.7% or less for the remainder of the period under review. Industrial production growth was weak in both developed and emerging markets. U.S. consumer confidence improved somewhat, although real income growth and consumer savings were low. While job growth remained slow, during the last quarter of the period the unemployment rate fell below 8% for the first time in four years. During the period, the U.S. housing market showed significant signs of improvement as sales increased and inventory declined. Towards the end of the period, better economic news was seen from China, the world’s second-largest economy, leading many commentators to suggest that Chinese economic growth had turned a corner. One positive consequence of the slowdown in the global economy was a decrease in the rate of inflation in both developed and emerging economies.

Market Review

U.S. stocks posted strong gains. The first two months of the period were characterized by high volatility, as investors responded to ongoing debt problems and slowing economic growth. Equities began a strong rally in the final weeks of 2011 that continued throughout much of the period, with the exception of a pullback during the late spring. Stocks’ robust performance, despite economic setbacks, was supported in part by the actions of central banks, including the ECB’s launch of a new bond buying scheme it described as “unlimited” and the Fed’s third round of “quantitative easing.” The S&P 500 Index1 of large-company stocks returned 15.21% for the 12 months through October 2012. Small-cap shares slightly outperformed mid- and large-caps: For the same period, the Russell 2000® Index1 of small-company stocks returned 12.08%, and the S&P 400 MidCap Index1 returned 12.11%.

The debt crisis in Europe, along with slowing growth in developing economies, led to less impressive performance for foreign stocks. The Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index1 of international stocks in developed markets returned 4.61% for the 12-month period.

Fixed-income securities generated significant gains during the period, as global economic worries continued to drive demand for lower-risk assets. Yields on U.S. government bonds reached record lows as an increasing number of investors pursued a flight to safety. Low inflation, healthy corporate balance sheets, consumer and corporate deleveraging and a stabilizing housing market supported gains in corporate fixed-income markets, including both investment and high yield bonds. For the 12-month period the Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.25%, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 13.61%.

1     For additional information, please refer to the Glossary of Terms.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 7.72% (without sales charge) for the Class A Shares for the 12-month period ended October 31, 2012. That compared to a 15.21% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (5.15% return for the 12 months through October 31, 2012), Barclays U.S. Aggregate Bond Index1 (5.25% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (13.18% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

In that environment, the Fund enjoyed positive absolute performance, and the period was rewarding for investors. The Fund benefited from its strategic allocation to riskier asset classes, which performed well in absolute terms during the period. In particular, the Fund’s high allocation to small-, mid- and large-cap U.S. equities (55%-60% of the Fund’s total portfolio) contributed substantially to its total return during the period. An overweight position in emerging market equities held for most of the period was less successful in relative terms. However, we continued to believe that companies in emerging regions offered attractive valuations against a strengthening macroeconomic picture.*

Within the Fund’s fixed-income segment, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance during the period. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to alternative asset classes, particularly global property and private equity, during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2012	Date	Year	Year	Inception		Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	2.33	-3.30	3.67		2.19	1.88
Aggressive Strategy Fund Class B2	2/9/05	2.87	-3.03	3.79		2.94	2.63
Aggressive Strategy Fund Class C3	6/9/05	5.83	-3.03	4.02		2.94	2.63
S&P 500 Index[5]	—	15.21	0.36	4.37	[6]	N/A	N/A
MSCI EAFE Index[5]	—	5.15	-5.35	3.64	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	5.25	6.38	5.44	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	13.18	9.12	8.14	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.57	1.86	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 9, 2005 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 8.51% (without sales charge) for the Class A Shares for the 12-month period ended October 31, 2012. That compared to a 15.21% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (5.15% return for the 12 months through October 31, 2012), Barclays U.S. Aggregate Bond Index1 (5.25% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (13.18% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

In that environment, the Fund enjoyed positive absolute performance, and the period was rewarding for investors. The Fund benefited from its strategic allocation to riskier asset classes, which performed well in absolute terms during the period. In particular, the Fund’s allocation to small-, mid- and large-cap U.S. equities (40%-45% of the Fund’s total portfolio) contributed substantially to its total return during the period. The overweight position in emerging market equities held for most of the period was less successful in relative terms. However, we continued to believe that companies in emerging regions offered attractive valuations against a strengthening macroeconomic picture.*

Within the Fund’s fixed-income segment, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance during the period. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to alternative asset classes, particularly global property and private equity, during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual					Expense
Fund Performance	Total Return (%)					Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2012	Date	Year	Year	Inception		Gross	Net
Balanced Strategy Fund Class A1	2/8/05	3.04	-1.34	4.44		1.79	1.79
Balanced Strategy Fund Class B2	2/1/05	3.66	-1.07	4.66		2.54	2.54
Balanced Strategy Fund Class C3	4/27/05	6.77	-1.06	4.95		2.54	2.54
S&P 500 Index[5]	—	15.21	0.36	4.40	[6]	N/A	N/A
MSCI EAFE Index[5]	—	5.15	-5.35	3.62	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	5.25	6.38	5.52	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	13.18	9.12	8.25	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.57	1.86	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)
Moderate Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 8.24% (without sales charge) for the Class A Shares for the 12-month period ended October 31, 2012. That compared to a 15.21% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (5.15% return for the 12 months through October 31, 2012), Barclays U.S. Aggregate Bond Index1 (5.25% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (13.18% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

In that environment, the Fund enjoyed positive absolute performance, and the period was rewarding for investors. The Fund benefited from its strategic allocation to riskier asset classes, which performed well in absolute terms during the period. In particular, the Fund’s allocation to small-, mid-, and large-cap U.S. equities (25%-35% of the Fund’s total portfolio) contributed substantially to its total return during the period. An overweight position in emerging market equities held for most of the period was less successful in relative terms. However, we continued to believe that companies in emerging regions offered attractive valuations against a strengthening macroeconomic picture.*

The Fund’s allocation to U.S. fixed-income securities (20%-25% of the Fund’s total portfolio) and U.S. high-yield debt (10%-15% of the Fund’s total portfolio) also benefited performance during the period. Within the Fund’s fixed-income segment, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to alternative asset classes, particularly global property and private equity, during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual					Expense
Fund Performance	Total Return (%)					Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2012	Date	Year	Year	Inception		Gross	Net
Moderate Strategy Fund Class A1	2/3/05	2.86	-0.03	4.25		1.80	1.80
Moderate Strategy Fund Class B2	2/1/05	3.43	0.26	4.41		2.55	2.55
Moderate Strategy Fund Class C3	6/9/05	6.49	0.27	4.39		2.55	2.55
S&P 500 Index[5]	—	15.21	0.36	4.40	[6]	N/A	N/A
MSCI EAFE Index[5]	—	5.15	-5.35	3.62	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	5.25	6.38	5.52	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	13.18	9.12	8.25	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.57	1.86	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	13

Portfolio Reviews (Unaudited)
Conservative Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 8.00% (without sales charge) for the Class A Shares for the 12-month period ended October 31, 2012. That compared to a 15.21% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (5.15% return for the 12 months through October 31, 2012), Barclays U.S. Aggregate Bond Index1 (5.25% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (13.18% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

In that environment, the Fund enjoyed positive absolute performance, and the period was rewarding for investors. The Fund benefited from its strategic allocation to riskier asset classes that performed well in absolute terms. The Fund’s allocation to small-, mid-, and large-cap U.S. equities (15%-20% of the Fund’s total portfolio) contributed substantially to its total return during the period.*

The Fund’s allocation to U.S. fixed-income securities (about 40% of the Fund’s total portfolio) and U.S. high-yield debt (10%-15% of the Fund’s total portfolio) also benefited performance during the period. Within the Fund’s fixed-income segment, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance during the period. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to alternative asset classes, particularly global property and private equity, during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual					Expense
Fund Performance	Total Return (%)					Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2012	Date	Year	Year	Inception		Gross	Net
Conservative Strategy Fund Class A1	2/23/05	2.56	1.11	3.95		1.95	1.95
Conservative Strategy Fund Class B2	2/17/05	3.21	1.37	3.99		2.70	2.70
Conservative Strategy Fund Class C3	4/19/05	6.28	1.38	4.53		2.70	2.70
S&P 500 Index[5]	—	15.21	0.36	4.28	[6]	N/A	N/A
MSCI EAFE Index[5]	—	5.15	-5.35	3.31	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	5.25	6.38	5.55	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	13.18	9.12	8.14	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.57	1.87	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 17, 2005 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	15

Portfolio Reviews (Unaudited)
Income Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 5.02% (without sales charge) for the Class A Shares for the period between its inception on March 20, 2012 and October 31, 2012. That compared to a 1.78% total return for the Fund’s primary benchmark, the S&P 500 Index1, during the same period.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (-0.20% return for the period between March 20, 2012 and October 31, 2012), Barclays U.S. Aggregate Bond Index1 (4.51% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (7.49% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.05% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

The Fund’s allocation to U.S. fixed-income securities (40%-45% of the Fund’s total portfolio) contributed substantially to its total return during the period. In the fixed-income market, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to global property during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

	Aggregate			Expense
Fund Performance	Total Return (%)			Ratio (%)[4]
	Inception	Since
As of October 31, 2012	Date	Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	0.02		2.25	2.10
Income Strategy Fund Class B2	3/20/12	0.52		3.00	2.85
Income Strategy Fund Class C3	3/20/12	3.47		3.00	2.85
S&P 500 Index[5]	—	1.78	[6]	N/A	N/A
MSCI EAFE Index[5]	—	-0.20	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	4.51	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	7.49	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.05	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 21, 2012 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	17

Portfolio Reviews
Portfolio Composition* October 31, 2012 (Unaudited)

Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Domestic Equities	59.5
International Equities	26.2
Fixed Income	9.0
Alternatives	5.2
Cash	0.1
Total	100.0

Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Domestic Equities	43.4
International Equities	25.5
Fixed income	21.6
Alternatives	9.4
Cash	0.1
Total	100.0

Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Fixed Income	35.8
Domestic Equities	29.5
International Equities	24.6
Alternatives	9.1
Cash	1.0
Total	100.0

Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Fixed Income	53.3
Domestic Equities	18.2
International Equities	19.4
Alternatives	8.0
Cash	1.1
Total	100.0

Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Fixed Income	67.8
International Equities	14.8
Domestic Equities	8.8
Cash	7.2
Alternatives	1.4
Total	100.0

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Computers & Peripherals	8.1
IT Services	8.0
Internet Software & Services	5.4
Specialty Retail	4.8
Biotechnology	4.5
Internet & Catalog Retail	4.4
Chemicals	4.4
Health Care Providers &
Services	4.2
Health Care Equipment &
Supplies	4.1
Investment Companies	3.9
Road & Rail	3.9
Machinery	3.9
Hotels, Restaurants & Leisure	3.8
Textiles, Apparel & Luxury
Goods	3.4
Aerospace & Defense	3.4
Software	3.3
Communications Equipment	3.3
Oil, Gas & Consumable Fuels	3.2
Capital Markets	2.8
Food & Staples Retailing	2.7
Media	1.8
Energy Equipment & Services	1.8
Real Estate Investment Trusts
(REITs)	1.6
Health Care Technology	1.4
Construction & Engineering	1.3
Wireless Telecommunication
Services	1.3
Business Services	1.3
Auto Components	1.1
Personal Products	0.8
Diversified Financial Services	0.6
Household Durables	0.5
Trading Companies &
Distributors	0.4
Semiconductors &
Semiconductor Equipment	0.3
Pharmaceuticals	0.3
Total	100.0
____________________

*	Portfolio composition is subject to change.

18	HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued) October 31, 2012 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	11.3
Software	6.5
Health Care Equipment &
Supplies	6.3
Machinery	5.6
Oil, Gas & Consumable Fuels	5.4
IT Services	4.7
Chemicals	4.2
Health Care Providers &
Services	4.2
Trading Companies &
Distributors	4.2
Capital Markets	3.6
Aerospace & Defense	3.4
Commercial Banks	3.3
Investment Companies	3.2
Semiconductors &
Semiconductor Equipment	3.1
Containers & Packaging	3.1
Road & Rail	2.9
Food Products	2.6
Insurance	2.2
Electrical Equipment	2.1
Commercial Services &
Supplies	2.1
Life Sciences Tools & Services	2.0
Real Estate Management &
Development	1.9
Biotechnology	1.8
Energy Equipment & Services	1.7
Professional Services	1.5
Communications Equipment	1.4
Pharmaceuticals	1.2
Building Products	1.2
Textiles, Apparel & Luxury
Goods	1.1
Household Durables	0.9
Media	0.7
Electronic Equipment,
Instruments & Components	0.6
Total	100.0
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS	19

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—1.8%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	11,078	126,737
HSBC Emerging Markets Local Debt
Fund, Class I Shares	18,023	177,882
HSBC Prime Money Market Fund,
Class I Shares, 0.16%(a)	13,222	13,222
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $299,635)		317,841

Affiliated Portfolios—14.2%

HSBC Growth Portfolio		1,775,216
HSBC Opportunity Portfolio		746,179
TOTAL AFFILIATED PORTFOLIOS		2,521,395

Unaffiliated Investment Companies—49.5%

Artisan Value Fund, Class IV Shares	105,448	1,173,639
Brown Advisory Growth Equity Fund,
Institutional Shares	82,312	1,179,538
Columbia High Yield Bond Fund,
Class Z Shares	242,351	707,665
CRM Small/Mid Cap Value Fund,
Institutional Shares	50,369	747,992
Delaware Emerging Markets Fund,
Class I Shares	72,597	980,066
Dreyfus Global Real Estate Securities
Fund, Class I Shares	5,098	41,705
EII Global Property Fund,
Institutional Shares	3,787	61,879
Janus Flexible Bond Fund,
Institutional Shares	2,463	27,290
JPMorgan Equity Income Fund,
Class I Shares	171,328	1,780,099
JPMorgan High Yield Fund,
Select Shares	87,586	709,454
Lord Abbett Core Fixed
Income Fund, Institutional Shares	3,314	37,780
Metropolitan West Total Return Bond
Fund, Institutional Shares	2,509	27,766
Northern Institutional Diversified
Assets Portfolio, 0.01%(a)	8,252	8,252
PIMCO Total Return Fund,
Institutional Shares	4,407	51,077
T. Rowe Price New Income Fund,
Retail Shares	3,730	37,185
Trilogy Emerging Markets Equity Fund,
Institutional Shares	139,326	1,196,807
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $8,665,325)		8,768,194

Exchange Traded Funds—34.7%

iShares MSCI EAFE Index Fund	35,454	1,899,271
iShares MSCI Emerging Markets
Index Fund	5,318	218,623
PowerShares Global Listed Private
Equity Portfolio ETF	89,734	869,522
SPDR S&P 500 ETF Trust	22,345	3,154,667
TOTAL EXCHANGE TRADED
FUNDS (COST $6,032,192)		6,142,083
TOTAL INVESTMENT
SECURITIES—100.2%		17,749,513
______________________

Percentages indicated are based on net assets of $17,719,479.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—10.0%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	293,710	3,360,039
HSBC Emerging Markets Local Debt
Fund, Class I Shares	187,999	1,855,546
HSBC Prime Money Market Fund,
Class I Shares, 0.16%(a)	7,556	7,556
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $4,836,314)		5,223,141

Affiliated Portfolios—10.4%

HSBC Growth Portfolio		3,824,374
HSBC Opportunity Portfolio		1,624,550
TOTAL AFFILIATED PORTFOLIOS		5,448,924

Unaffiliated Investment Companies—53.7%

Artisan Value Fund, Class IV Shares	227,496	2,532,033
Brown Advisory Growth Equity Fund,
Institutional Shares	178,174	2,553,228
Columbia High Yield Bond Fund,
Class Z Shares	1,175,885	3,433,583
CRM Small/Mid Cap Value Fund,
Institutional Shares	108,410	1,609,891
Delaware Emerging Markets Fund,
Class I Shares	108,478	1,464,449
Dreyfus Global Real Estate Securities
Fund, Class I Shares	55,301	452,358
EII Global Property Fund,
Institutional Shares	43,222	706,244
Janus Flexible Bond Fund,
Institutional Shares	50,653	561,240
JPMorgan Equity Income Fund,
Class I Shares	368,891	3,832,780
JPMorgan High Yield Fund,
Select Shares	424,964	3,442,207
Lord Abbett Core Fixed Income Fund,
Institutional Shares	68,813	784,464
Metropolitan West Total Return Bond
Fund, Institutional Shares	51,863	574,120
Northern Institutional Diversified
Assets Portfolio, Institutional Shares,
0.01%(a)	63,560	63,560
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	350,739	2,409,579
PIMCO Total Return Fund,
Institutional Shares	90,502	1,048,916
T. Rowe Price New Income Fund,
Retail Shares	79,799	795,595
Trilogy Emerging Markets Equity Fund,
Institutional Shares	202,901	1,742,917
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $28,035,238)		28,007,164

Exchange Traded Funds—26.3%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	5,505	677,225
iShares MSCI EAFE Index Fund	73,713	3,948,805
iShares MSCI Emerging Markets
Index Fund	13,515	555,602
PowerShares Global Listed Private
Equity Portfolio ETF	189,053	1,831,924
SPDR S&P 500 ETF Trust	47,714	6,736,263
TOTAL EXCHANGE TRADED
FUNDS (COST $13,458,954)		13,749,819
TOTAL INVESTMENT
SECURITIES—100.4%		52,429,048
____________________

Percentages indicated are based on net assets of $52,202,487.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—12.2%

	Shares	Value ($)

HSBC Emerging Markets Debt Fund,
Class I Shares	274,281	3,137,780
HSBC Emerging Markets Local Debt
Fund, Class I Shares	209,161	2,064,417
HSBC Prime Money Market Fund,
Class I Shares, 0.16%(a)	444,668	444,668
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $5,214,905)		5,646,865

Affiliated Portfolios—7.1%

HSBC Growth Portfolio		2,304,691
HSBC Opportunity Portfolio		960,963
TOTAL AFFILIATED
PORTFOLIOS		3,265,654

Unaffiliated Investment Companies—60.9%

Artisan Value Fund,
Class IV Shares	137,438	1,529,684
ASG Global Alternatives Fund,
Class Y Shares	32,207	334,950
Brown Advisory Growth Equity
Fund, Institutional Shares	107,181	1,535,900
Columbia High Yield Bond Fund,
Class Z Shares	1,034,597	3,021,022
CRM Small/Mid Cap Value Fund,
Institutional Shares	64,397	956,296
Delaware Emerging Markets Fund,
Class I Shares	68,293	921,953
Dreyfus Global Real Estate
Securities Fund, Class I Shares	41,803	341,945
EII Global Property Fund,
Institutional Shares	37,251	608,690
Janus Flexible Bond Fund,
Institutional Shares	134,731	1,492,814
JPMorgan Equity Income Fund,
Class I Shares	223,595	2,323,153
JPMorgan High Yield Fund,
Select Shares	370,698	3,002,655
Lord Abbett Core Fixed Income
Fund, Institutional Shares	186,008	2,120,495
Metropolitan West Total Return
Bond Fund, Institutional Shares	137,436	1,521,413
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	331,335	2,276,275
PIMCO Total Return Fund,
Institutional Shares	243,868	2,826,426
T. Rowe Price New Income Fund,
Retail Shares	212,874	2,122,353
Trilogy Emerging Markets Equity
Fund, Institutional Shares	131,205	1,127,052
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $27,915,040)		28,063,076

Exchange Traded Funds—20.1%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	3,742	460,341
iShares MSCI EAFE Index Fund	64,697	3,465,818
iShares MSCI Emerging Markets
Index Fund	7,912	325,262
PowerShares Global Listed Private
Equity Portfolio ETF	102,086	989,213
SPDR S&P 500 ETF Trust	28,638	4,043,113
TOTAL EXCHANGE TRADED
FUNDS (COST $9,072,922)		9,283,747
TOTAL INVESTMENT
SECURITIES—100.3%		46,259,342
____________________

Percentages indicated are based on net assets of $46,118,380.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—12.4%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	124,771	1,427,385
HSBC Emerging Markets Local Debt
Fund, Class I Shares	115,303	1,138,041
HSBC Prime Money Market Fund,
Class I Shares, 0.16%(a)	251,847	251,847
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $2,613,872)		2,817,273

Affiliated Portfolios—4.4%

HSBC Growth Portfolio		694,215
HSBC Opportunity Portfolio		291,927
TOTAL AFFILIATED PORTFOLIOS		986,142

Unaffiliated Investment Companies—70.1%

Artisan Value Fund, Class IV Shares	41,676	463,854
ASG Global Alternatives Fund,
Class Y Shares	43,066	447,885
Brown Advisory Growth Equity Fund,
Institutional Shares	32,152	460,738
Columbia High Yield Bond Fund,
Class Z Shares	455,001	1,328,602
CRM Small/Mid Cap Value Fund,
Institutional Shares	19,734	293,051
Delaware Emerging Markets Fund,
Class I Shares	7,905	106,724
Dreyfus Global Real Estate
Securities Fund, Class I Shares	22,163	181,296
EII Global Property Fund,
Institutional Shares	16,989	277,597
Janus Flexible Bond Fund,
Institutional Shares	123,796	1,371,662
JPMorgan Equity Income Fund,
Class I Shares	67,550	701,839
JPMorgan High Yield Fund,
Select Shares	164,570	1,333,018
Lord Abbett Core Fixed Income Fund,
Institutional Shares	168,146	1,916,862
Metropolitan West Total Return Bond
Fund, Institutional Shares	123,860	1,371,128
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	146,387	1,005,676
PIMCO Total Return Fund,
Institutional Shares	221,864	2,571,398
T. Rowe Price New Income Fund,
Retail Shares	192,149	1,915,730
Trilogy Emerging Markets Equity Fund,
Institutional Shares	14,903	128,019
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $15,406,767)		15,875,079

Exchange Traded Funds—13.7%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	2,798	344,210
iShares MSCI EAFE Index Fund	26,950	1,443,712
PowerShares Global Listed Private
Equity Portfolio ETF	8,558	82,927
SPDR S&P 500 ETF Trust	8,741	1,234,054
TOTAL EXCHANGE TRADED
FUNDS (COST $2,999,759)		3,104,903
TOTAL INVESTMENT
SECURITIES—100.6%		22,783,397
____________________

Percentages indicated are based on net assets of $22,640,382.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—10.7%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	3,318	37,955
HSBC Emerging Markets Local Debt
Fund, Class I Shares	4,473	47,112
HSBC Prime Money Market Fund, Class I
Shares, 0.16%(a)	13,077	13,077
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $95,344)		98,144

Unaffiliated Investment Companies—92.1%

Columbia High Yield Bond Fund,
Class Z Shares	14,546	42,473
Dreyfus Global Real Estate Securities
Fund, Class I Shares	1,050	8,590
EII Global Property Fund,
Institutional Shares	789	12,889
Federated Strategic Value Dividend Fund,
Institutional Shares	16,444	83,698
Janus Flexible Bond Fund,
Institutional Shares	7,467	82,734
JPMorgan High Yield Fund,
Select Shares	5,137	41,609
Lord Abbett Core Fixed Income Fund,
Institutional Shares	10,162	115,843
Metropolitan West Total Return Bond
Fund, Institutional Shares	7,471	82,705
Northern Institutional Diversified
Assets Portfolio, Institutional Shares,
0.01%(a)	55,746	55,746
PIMCO Total Return Fund,
Institutional Shares	13,320	154,383
T. Rowe Price International Growth &
Income Fund	3,794	47,729
T. Rowe Price New Income Fund,
Retail Shares	11,608	115,730
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $829,310)		844,129

Exchange Traded Fund – 1.3%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	98	12,056
TOTAL EXCHANGE TRADED FUND
(COST $11,624)		12,056
TOTAL INVESTMENT
SECURITIES—104.1%		954,329
____________________

Percentages indicated are based on net assets of $916,884.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Assets and Liabilities—as of October 31, 2012

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Portfolios	$2,521,395	$5,448,924	$3,265,654	$986,142	$—
Investments in Affiliated Investment Companies, at value(a)	317,841	5,223,141	5,646,865	2,817,273	98,144
Investments in non-affiliates, at value	14,910,277	41,756,983	37,346,823	18,979,982	856,185
Total Investments	17,749,513	52,429,048	46,259,342	22,783,397	954,329
Interest and dividends receivable	653	14,299	13,771	6,483	2,008
Receivable for capital shares issued	1,413	7,380	707	6,074	773
Receivable for investments sold	34,276	37,838	52,060	42,195	—
Reclaims receivable	555	1,112	985	311	—
Receivable from Investment Adviser	10,306	—	—	—	32,771
Prepaid expenses and other assets	5,806	5,268	5,757	3,950	18,555
Total Assets	17,802,522	52,494,945	46,332,622	22,842,410	1,008,436
Liabilities:
Cash overdraft	5,407	20,744	29,018	35,248	—
Income payable	—	—	—	—	668
Payable for investments purchased	29,964	56,009	13,782	7,226	54,892
Payable for capital shares redeemed	7,812	117,153	82,503	105,812	—
Accrued expenses and other liabilities:
Investment Management	—	11,239	9,875	4,859	—
Administration	375	1,102	968	476	35
Distribution	4,891	14,645	13,495	8,063	326
Shareholder Servicing	3,825	11,239	9,875	4,725	198
Compliance Service	49	51	52	50	92
Accounting	59	59	59	54	54
Custodian	6,696	9,010	9,534	8,498	19,303
Transfer Agent	3,241	4,564	4,176	2,532	2,000
Trustee	19	55	46	25	260
Other	20,705	46,588	40,859	24,460	13,724
Total Liabilities	83,043	292,458	214,242	202,028	91,552
Net Assets	$17,719,479	$52,202,487	$46,118,380	$22,640,382	$916,884

Composition of Net Assets:
Capital	17,234,585	50,153,244	44,894,138	21,833,590	888,075
Accumulated net investment income (loss)	(63,840)	320,543	43,306	16,781	7,921
Accumulated net realized gains (losses) from investments	(314,407)	(328,713)	(525,876)	(242,164)	2,837
Unrealized appreciation/depreciation on investments	863,141	2,057,413	1,706,812	1,032,175	18,051
Net Assets	$17,719,479	$52,202,487	$46,118,380	$22,640,382	$916,884

Net Assets:
Class A Shares	$10,136,411	$29,489,509	$25,174,901	$9,933,358	$337,191
Class B Shares	5,870,299	16,805,411	17,614,923	9,809,554	348,168
Class C Shares	1,712,769	5,907,567	3,328,556	2,897,470	231,525
	$17,719,479	$52,202,487	$46,118,380	$22,640,382	$916,884
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	793,622	2,329,291	2,118,579	866,012	32,317
Class B Shares	480,400	1,333,664	1,483,773	865,727	33,435
Class C Shares	140,712	468,172	288,208	248,507	22,232
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$12.77	$12.66	$11.88	$11.47	$10.43
Class B Shares(b)	$12.22	$12.60	$11.87	$11.33	$10.41
Class C Shares(b)	$12.17	$12.62	$11.55	$11.66	$10.41
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge))—Class A Shares	$13.44	$13.33	$12.51	$12.07	$10.95
Investments in Affiliated Investments Companies, at cost(a)	$299,635	$4,836,314	$5,214,905	$2,613,872	$95,344
Investments in non-affiliates, at cost	14,697,517	41,494,192	36,987,962	18,406,526	840,934
____________________

(a)	The investment in affiliated investment companies includes the HSBC Prime Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and HSBC Emerging Markets Local Debt Fund, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Operations—For the year ended October 31, 2012

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund (a)
Investment Income:
Investment income from non-affiliates	$241,222	$1,329,920	$1,389,342	$715,704	$8,340
Investment Income from Affiliated Portfolios(b)	55,715	121,385	75,953	22,028	—
Investment Income from Affiliated
Investment Companies	2,918	172,683	178,633	82,348	807
Tax reclaims from Affiliated Portfolios(b)	93	175	155	60	—
Foreign tax withholding from Affiliated Portfolios(b)	(731)	(1,461)	(1,215)	(429)	—
Expenses from Affiliated Portfolios(b)	(36,246)	(78,041)	(49,437)	(14,619)	—
Total Investment Income (Loss)	262,971	1,544,661	1,593,431	805,092	9,147

Expenses:
Investment Management	44,763	132,468	117,185	54,599	728
Administration:
Class A Shares	2,330	6,952	5,823	2,349	60
Class B Shares	1,553	4,283	4,593	2,282	37
Class C Shares	434	1,538	880	641	33
Distribution:
Class B Shares	47,604	131,842	140,900	70,285	558
Class C Shares	12,875	46,707	26,389	18,894	508
Shareholder Servicing:
Class A Shares	23,222	68,362	57,442	22,799	156
Class B Shares	15,986	44,271	47,452	23,607	145
Class C Shares	4,369	15,812	9,037	6,557	169
Accounting	23,057	23,104	23,116	23,092	19,147
Compliance Service	199	493	443	231	94
Custodian	23,238	34,353	36,051	32,097	22,540
Printing	25,957	65,767	60,450	25,710	6,179
Professional	9,954	5,409	4,873	9,617	13,657
Transfer Agent	58,235	102,453	98,388	52,660	9,653
Trustee	448	1,315	1,162	529	264
Registration fees	22,993	22,623	24,408	18,088	7,472
Other	3,835	7,781	6,940	4,409	1,555
Total expenses before fee reductions	321,052	715,533	665,532	368,446	82,955
Fees contractually reduced/reimbursed by Investment Adviser	(27,768)	—	—	—	(77,417)
Net Expenses	293,284	715,533	665,532	368,446	5,538

Net Investment Income (Loss)	(30,313)	829,128	927,899	436,646	3,609

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(b)	155,951	610,483	369,479	40,268	406
Net realized gains (losses) from non-affiliated investment securities	74,440	208,970	221,293	(88,844)	2,431
Net realized gains distributions from affiliated underlying funds	—	657	774	343	—
Net realized gains distributions from non-affiliated underlying funds	205,120	519,205	451,480	178,779	—
Change in unrealized appreciation/depreciation on affiliated investments(b)	109,509	441,827	344,869	210,655	2,800
Change in unrealized appreciation/depreciation on investments	759,729	1,565,782	1,238,304	817,926	15,251
Net realized/unrealized gains from investments	1,304,749	3,346,924	2,626,199	1,159,127	20,888
Change In Net Assets Resulting From Operations	$1,274,436	$4,176,052	$3,554,098	$1,595,773	$24,497
____________________

(a)	Represents period from March 20, 2012 (commencement of operations) to October 31, 2012.
(b)	Represents amounts allocated from Affiliated Investment Companies and Affiliated Portfolios.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
Investment Activities:
Operations:
Net investment income (loss)	$(30,313)	$71,845	$829,128	$1,133,159
Net realized gains (losses) from investments	435,511	809,496	1,339,315	2,228,606
Change in unrealized appreciation/depreciation on investments	869,238	(1,208,746)	2,007,609	(3,222,925)
Change in net assets resulting from operations	1,274,436	(327,405)	4,176,052	138,840

Dividends:
Net investment income:
Class A Shares	(77,670)	(68,444)	(912,343)	(529,559)
Class B Shares	(8,596)	(15,713)	(454,511)	(273,352)
Class C Shares	(6,139)	(3,532)	(174,260)	(57,612)
Change in net assets resulting from shareholder dividends	(92,405)	(87,689)	(1,541,114)	(860,523)
Change in net assets resulting from capital transactions	(1,313,685)	4,163,237	(3,920,082)	13,476,718
Change in net assets	(131,654)	3,748,143	(1,285,144)	12,755,035

Net Assets:
Beginning of period	17,851,133	14,102,990	53,487,631	40,732,596
End of period	$17,719,479	$17,851,133	$52,202,487	$53,487,631
Accumulated net investment income (loss)	$(63,840)	$25,441	$320,543	$894,326

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,113,457	$2,908,333	$5,462,023	$9,775,737
Dividends reinvested	76,522	67,390	896,978	519,067
Value of shares redeemed	(1,916,446)	(1,486,297)	(6,605,601)	(3,350,884)
Class A Shares capital transactions	273,533	1,489,426	(246,600)	6,943,920

Class B Shares:
Proceeds from shares issued	692,637	2,495,049	2,081,326	6,586,320
Dividends reinvested	8,454	15,477	449,537	271,439
Value of shares redeemed	(2,003,556)	(1,134,162)	(5,369,321)	(3,415,315)
Class B Shares capital transactions	(1,302,465)	1,376,364	(2,838,458)	3,442,444

Class C Shares:
Proceeds from shares issued	280,202	1,367,118	980,626	3,926,550
Dividends reinvested	6,111	3,495	170,621	55,493
Value of shares redeemed	(571,066)	(73,166)	(1,986,271)	(891,689)
Class C Shares capital transactions	(284,753)	1,297,447	(835,024)	3,090,354
Change in net assets resulting from capital transactions	$(1,313,685)	$4,163,237	$(3,920,082)	$13,476,718

SHARE TRANSACTIONS:
Class A Shares:
Issued	170,638	228,057	449,415	780,155
Reinvested	6,672	5,344	78,890	42,166
Redeemed	(154,093)	(118,554)	(540,992)	(269,840)
Change in Class A Shares	23,217	114,847	(12,687)	552,481

Class B Shares:
Issued	58,381	203,126	170,500	523,809
Reinvested	765	1,275	39,468	22,032
Redeemed	(168,348)	(93,254)	(442,138)	(273,997)
Change in Class B Shares	(109,202)	111,147	(232,170)	271,844

Class C Shares:
Issued	23,588	109,935	80,512	311,276
Reinvested	556	288	14,967	4,490
Redeemed	(48,318)	(5,872)	(160,924)	(71,338)
Change in Class C Shares	(24,174)	104,351	(65,445)	244,428

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
Investment Activities:
Operations:
Net investment income (loss)	$927,899	$1,266,033	$436,646	$525,517
Net realized gains (losses) from investments	1,043,026	2,274,619	130,546	703,084
Change in unrealized appreciation/depreciation on investments	1,583,173	(2,997,283)	1,028,581	(942,081)
Change in net assets resulting from operations	3,554,098	543,369	1,595,773	286,520

Dividends:
Net investment income:
Class A Shares	(657,742)	(817,383)	(283,394)	(330,918)
Class B Shares	(398,779)	(622,935)	(215,487)	(300,422)
Class C Shares	(78,368)	(109,972)	(57,748)	(62,316)
Change in net assets resulting from shareholder dividends	(1,134,889)	(1,550,290)	(556,629)	(693,656)
Change in net assets resulting from capital transactions	(4,201,200)	9,079,682	1,174,324	4,961,528
Change in net assets	(1,781,991)	8,072,761	2,213,468	4,554,392

Net Assets:
Beginning of period	47,900,371	39,827,610	20,426,914	15,872,522
End of period	$46,118,380	$47,900,371	$22,640,382	$20,426,914
Accumulated net investment income (loss)	$43,306	$83,661	$16,781	$42,867

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$5,814,895	$7,463,817	$2,466,524	$3,277,051
Dividends reinvested	648,574	808,567	267,600	315,473
Value of shares redeemed	(6,285,101)	(3,002,506)	(2,212,701)	(1,601,095)
Class A Shares capital transactions	178,368	5,269,878	521,423	1,991,429

Class B Shares:
Proceeds from shares issued	1,837,722	5,517,359	1,972,436	3,315,754
Dividends reinvested	392,486	614,242	204,146	292,525
Value of shares redeemed	(5,898,444)	(3,739,911)	(1,807,237)	(1,849,847)
Class B Shares capital transactions	(3,668,236)	2,391,690	369,345	1,758,432

Class C Shares:
Proceeds from shares issued	682,092	2,129,489	1,056,887	1,363,626
Dividends reinvested	77,318	108,644	54,627	61,050
Value of shares redeemed	(1,470,742)	(820,019)	(827,958)	(213,009)
Class C Shares capital transactions	(711,332)	1,418,114	283,556	1,211,667
Change in net assets resulting from capital transactions	$(4,201,200)	$9,079,682	$1,174,324	$4,961,528

SHARE TRANSACTIONS:
Class A Shares:
Issued	505,703	639,024	223,077	291,544
Reinvested	58,105	70,518	24,607	28,698
Redeemed	(546,616)	(256,954)	(198,821)	(143,569)
Change in Class A Shares	17,192	452,588	48,863	176,673

Class B Shares:
Issued	160,345	469,305	180,184	298,990
Reinvested	35,603	53,442	19,128	26,862
Redeemed	(514,301)	(322,256)	(164,720)	(166,957)
Change in Class B Shares	(318,353)	200,491	34,592	158,895

Class C Shares:
Issued	61,003	186,946	93,307	119,890
Reinvested	7,205	9,716	4,973	5,467
Redeemed	(131,493)	(72,771)	(73,251)	(18,682)
Change in Class C Shares	(63,285)	123,891	25,029	106,675

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

Income Strategy Fund
For the
period ended
October 31,
2012(a)
Investment Activities:
Operations:
Net investment income (loss)	$3,609
Net realized gains (losses) from investment transactions	2,837
Change in unrealized appreciation/depreciation from investments and foreign currencies	18,051
Change in net assets resulting from operations	24,497

Dividends:
Net investment income:
Class A Shares	(1,852)
Class B Shares	(687)
Class C Shares	(536)
Change in net assets resulting from shareholder dividends	(3,075)
Change in net assets resulting from capital transactions	895,462
Change in net assets	916,884

Net Assets:
Beginning of period	—
End of period	$916,884
Accumulated net investment income (loss)	$7,921
____________________

(a)       Commenced operations on March 20, 2012.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

Income Strategy Fund
For the
period ended
October 31,
2012(a)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$429,058
Dividends reinvested	1,851
Value of shares redeemed	(103,668)
Class A Shares capital transactions	327,241

Class B Shares:
Proceeds from shares issued	349,020
Dividends reinvested	644
Value of shares redeemed	(7,223)
Class B Shares capital transactions	342,441

Class C Shares:
Proceeds from shares issued	226,393
Dividends reinvested	536
Value of shares redeemed	(1,149)
Class C Shares capital transactions	225,780
Change in net assets resulting from capital transactions	$895,462

SHARE TRANSACTIONS:
Class A Shares:
Issued	42,276
Reinvested	179
Redeemed	(10,138)
Change in Class A Shares	32,317

Class B Shares:
Issued	34,074
Reinvested	62
Redeemed	(701)
Change in Class B Shares	33,435

Class C Shares:
Issued	22,294
Reinvested	52
Redeemed	(114)
Change in Class C Shares	22,232
____________________

(a)       Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 33

AGGRESSIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
															Ratios of
			Net										Ratio of Net		Expenses
			Realized and			Net							Investment		to Average
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Income		Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End	Expenses to	(Loss) to		(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		of Period	Average	Average		Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Net Assets	Net Assets		Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2008	$15.55	0.02	(6.05)	(6.03)	—	(0.90)	(0.90)	$8.62	(40.92	)%(d)	$4,572	1.50%	0.13%		1.98%	72%
Year Ended October 31, 2009	8.62	0.01	1.57	1.58	—	—	—	10.20	18.33	%(e)	5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	—	12.03	17.94	%(f)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96	0.20	%(g)	9,217	1.50%	0.77%		1.61%	71%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	—	(0.10)	12.77	7.72%		10,136	1.50%	0.16%		1.66%	71%
CLASS B SHARES
Year Ended October 31, 2008	$15.27	(0.08)	(5.90)	(5.98)	—	(0.90)	(0.90)	$8.39	(41.36	)%(d)	$3,166	2.25%	(0.62)%		2.73%	72%
Year Ended October 31, 2009	8.39	(0.06)	1.53	1.47	—	—	—	9.86	17.52	%(e)	3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	—	11.54	17.04	%(f)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	11.54	— (h)	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45	(0.53	)%(g)	6,750	2.25%	0.02%		2.36%	71%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	—	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%		2.40%	71%
CLASS C SHARES
Year Ended October 31, 2008	$15.26	(0.08)	(5.89)	(5.97)	—	(0.90)	(0.90)	$8.39	(41.32	)%(d)	$319	2.25%	(0.64)%		2.73%	72%
Year Ended October 31, 2009	8.39	(0.05)	1.51	1.46	—	—	—	9.85	17.40	%(e)	289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	—	11.53	17.06	%(f)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	11.53	— (h)	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43	(0.46	)%(g)	1,884	2.25%	—	%(i)	2.35%	71%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	—	(0.04)	12.17	6.83%		1,713	2.25%	(0.56)%		2.40%	71%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The responding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	Rounds to less than $0.01 or $(0.01).
(i)	Rounds to less than 0.005% or (0.005)%.

34 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
														Ratios of
			Net											Expenses
			Realized and			Net							Ratio of Net	to Average
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Investment	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses	Income to	(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	to Average	Average	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2008	$14.73	0.12	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)	$8.81	(36.43	)%(d)	$13,908	1.50%	0.98%	1.53%	79%
Year Ended October 31, 2009	8.81	0.07	1.55	1.62	(0.09)	—	(0.09)	10.34	18.66	%(e)	15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	—	(0.08)	12.09	17.79	%(f)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07	2.08	%(g)	28,262	1.12%	2.60%	1.14%	74%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	—	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
CLASS B SHARES
Year Ended October 31, 2008	$14.67	0.03	(5.20)	(5.17)	— (h)	(0.74)	(0.74)	$8.76	(36.95	)%(d)	$9,516	2.25%	0.24%	2.28%	79%
Year Ended October 31, 2009	8.76	0.01	1.55	1.56	(0.01)	—	(0.01)	10.31	17.80	%(e)	11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	—	(0.01)	12.05	17.01	%(f)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01	1.30	%(g)	18,799	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	—	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
CLASS C SHARES
Year Ended October 31, 2008	$14.74	0.03	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)	$8.80	(36.94	)%(d)	$937	2.25%	0.25%	2.29%	79%
Year Ended October 31, 2009	8.80	0.01	1.55	1.56	(0.01)	—	(0.01)	10.35	17.81	%(e)	1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	—	(0.01)	12.09	16.96	%(f)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04	1.25	%(g)	6,427	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	—	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2008, certain HSBC Portfolios, in which Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	Rounds to less than $0.01 or $(0.01).

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 35

MODERATE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends							Ratios/Supplementary Data
															Ratios of
			Net												Expenses
			Realized and			Net								Ratio of Net	to Average
	Net Asset	Net	Unrealized			Realized						Net Assets	Ratio of Net	Investment	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from	Return		Net Asset			at End of	Expenses	Income to	(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	of	Total	Value, End	Total		Period	to Average	Average	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Capital	Dividends	of Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2008	$13.27	0.20	(4.08)	(3.88)	(0.19)	(0.50)	(0.01)	(0.70)	8.69	(30.65	)%(d)	$14,226	1.48%	1.75%	1.48%	80%
Year Ended October 31, 2009	8.69	0.13	1.39	1.52	(0.12)	—	—	(0.12)	10.09	17.75	%(e)	15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	—	—	(0.24)	11.48	16.39	%(f)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	—	(0.44)	11.29	2.19	%(g)	23,719	1.06%	3.16%	1.09%	63%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	—	—	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
CLASS B SHARES
Year Ended October 31, 2008	$13.27	0.11	(4.08)	(3.97)	(0.10)	(0.50)	(0.01)	(0.61)	8.69	(31.17	)%(d)	$12,354	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	8.69	0.06	1.39	1.45	(0.06)	—	—	(0.06)	10.08	16.82	%(e)	14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	—	—	(0.17)	11.46	15.61	%(f)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	—	(0.36)	11.28	1.51	%(g)	20,323	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	—	—	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
CLASS C SHARES
Year Ended October 31, 2008	$12.97	0.11	(3.97)	(3.86)	(0.11)	(0.50)	(0.01)	(0.62)	8.49	(31.09	)%(d)	$1,408	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	8.49	0.06	1.35	1.41	(0.06)	—	—	(0.06)	9.84	16.75	%(e)	1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	—	—	(0.18)	11.18	15.55	%(f)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	—	(0.36)	10.98	1.42	%(g)	3,859	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	—	—	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

36 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
														Ratios of
			Net											Expenses
			Realized and			Net							Ratio of Net	to Average
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Investment	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses	Income to	(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	to Average	Average	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2008	$12.04	0.24	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)	$8.84	(23.17	)%(d)	$4,747	1.50%	2.24%	1.72%	69%
Year Ended October 31, 2009	8.84	0.14	1.16	1.30	(0.13)	—	(0.13)	10.01	14.95	%(e)	5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	—	(0.23)	11.15	13.86	%(f)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	(0.46)	10.95	2.40	%(g)	8,946	1.19%	3.21%	1.22%	54%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	—	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
CLASS B SHARES
Year Ended October 31, 2008	$11.94	0.16	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)	$8.76	(23.76	)%(d)	$4,348	2.25%	1.48%	2.48%	69%
Year Ended October 31, 2009	8.76	0.07	1.15	1.22	(0.07)	—	(0.07)	9.91	14.05	%(e)	4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	—	(0.16)	11.02	12.94	%(f)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	(0.38)	10.82	1.68	%(g)	8,995	1.94%	2.46%	1.97%	54%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	—	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
CLASS C SHARES
Year Ended October 31, 2008	$12.25	0.16	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)	$9.00	(23.73	)%(d)	$430	2.25%	1.46%	2.48%	69%
Year Ended October 31, 2009	9.00	0.07	1.18	1.25	(0.07)	—	(0.07)	10.18	13.97	%(e)	485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	—	(0.17)	11.33	13.07	%(f)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	(0.39)	11.12	1.57	%(g)	2,486	1.94%	2.49%	1.96%	54%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	—	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 37

INCOME STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.*

		Investment Activities			Dividends				Ratios/Supplementary Data
			Net									Ratios of
			Realized and								Ratio of Net	Expenses
			Unrealized								Investment	to Average
			Gains							Ratio of Net	Income	Net Assets
	Net Asset	Net	(Losses) from				Net Asset		Net Assets	Expenses	(Loss) to	(Excluding
	Value,	Investment	Investments	Total from	Net		Value,	Total	at End of	to Average	Average	Fee	Portfolio
	Beginning	Income	and Foreign	Investment	Investment	Total	End of	Return	Period	Net	Net	Reductions)	Turnover
	of Period	(Loss)(a)	Currencies	Activities	Income	Dividends	Period	(b)(c)	(000’s)	Assets(d)	Assets(d)	(d)	(c)(e)
CLASS A SHARES
Period Ended October 31, 2012(f)	$10.00	0.10	0.40	0.50	(0.07)	(0.07)	$10.43	5.02%	$337	1.50%	1.58%	29.67%	31%
CLASS B SHARES
Period Ended October 31, 2012(f)	$10.00	0.06	0.39	0.45	(0.04)	(0.04)	10.41	4.52%	348	2.25%	0.89%	26.84%	31%
CLASS C SHARES
Period Ended October 31, 2012(f)	$10.00	0.06	0.39	0.45	(0.04)	(0.04)	10.41	4.47%	232	2.25%	0.90%	27.00%	31%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(f)	Commenced operations on March 20, 2012.

38 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2012, the Trust is comprised of 17 separate operational funds, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Advisor Fund Trust and the HSBC Portfolios (formerly, HSBC Investor Portfolios) (collectively the “Trusts’’). The accompanying financial statements are presented for the following 5 funds (individually a “Fund’’, collectively the “World Selection Funds’’):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

     All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The World Selection Funds, excluding the Income Strategy Fund, (“World Selection Feeder Funds”) currently invest in the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio) and HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio) (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Feeder Funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Feeder Funds.

	Proportionate	Proportionate
	Ownership	Ownership
	Interest in Growth Portfolio	Interest in Opportunity Portfolio
Fund	on October 31, 2012(%)	on October 31, 2012(%)
Aggressive Strategy Fund	2.2%	0.5%
Balanced Strategy Fund	4.8%	1.1%
Moderate Strategy Fund	2.9%	0.6%
Conservative Strategy Fund	0.9%	0.2%

     Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

     The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Income Strategy Fund has a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

     Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Feeder Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or Portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

     The World Selection Feeder Funds record daily their proportionate income, expenses and unrealized/ realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

40       HSBC WORLD SELEC TION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included in this report.

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Company	317,841	—	—	317,841
Affiliated Portfolios (a)	—	2,521,395	—	2,521,395
Unaffiliated Investment Companies	8,768,194	—	—	8,768,194
Exchange Traded Funds	6,142,083	—	—	6,142,083
Total Investment Securities	15,228,118	2,521,395	—	17,749,513
Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,223,141	—	—	5,223,141
Affiliated Portfolios (a)	—	5,448,924	—	5,448,924
Unaffiliated Investment Companies	28,007,164	—	—	28,007,164
Exchange Traded Funds	13,749,819	—	—	13,749,819
Total Investment Securities	46,980,124	5,448,924	—	52,429,048
Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,646,865	—	—	5,646,865
Affiliated Portfolios (a)	—	3,265,654	—	3,265,654
Unaffiliated Investment Companies	28,063,076	—	—	28,063,076
Exchange Traded Funds	9,283,747	—	—	9,283,747
Total Investment Securities	42,993,688	3,265,654	—	46,259,342
Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	2,817,273	—	—	2,817,273
Affiliated Portfolios (a)	—	986,142	—	986,142
Unaffiliated Investment Companies	15,875,079	—	—	15,875,079
Exchange Traded Funds	3,104,903	—	—	3,104,903
Total Investment Securities	21,797,255	986,142	—	22,783,397
Income Strategy Fund
Investment Securities:
Affiliated Investment Companies	98,144	—	—	98,144
Unaffiliated Investment Companies	844,129	—	—	844,129
Exchange Traded Funds	12,056	—	—	12,056
Total Investment Securities	954,329	—	—	954,329
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

42       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Funds’ financial statements disclosures.

4. Related Party Transactions:

Investment Management:

     HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as investment adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets. For assets invested in the Portfolios by World Selection Feeder Funds, the Portfolios pay half of the administration fee and the World Selection Feeder Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class-specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board (the “Board’’) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

HSBC WORLD SELECTION FUNDS       43

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2012, Foreside, as Distributor, also received $346,561, $261,621, and $34,163 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $25, $12, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit from March 1, 2012 through March 1, 2013 the total expenses, exclusive of interest, taxes, brokerage commissions, estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Opportunity Portfolio, and extraordinary expenses of the World Selection Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2012, the repayments that may potentially be made by the Funds are as follows:

Fund	2015($)	2014($)*	2013($)*	Total
Aggressive Strategy Fund	27,768	19,298	56,869	103,935
Income Strategy Fund	77,417	N/A	N/A	77,417
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2012 were as follows:

Fund	Purchases($)	Sales($)
Aggressive Strategy Fund	17,584,777	9,729,354
Balanced Strategy Fund	43,640,692	26,717,167
Moderate Strategy Fund	34,220,178	24,498,341
Conservative Strategy Fund	16,734,590	11,653,841
Income Strategy Fund	994,933	130,314

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2012 totaled:

Fund	Contributions($)	Withdrawals($)
Aggressive Strategy Fund	11,257,257	12,960,328
Balanced Strategy Fund	29,114,859	35,165,361
Moderate Strategy Fund	18,486,305	24,432,712
Conservative Strategy Fund	8,823,369	8,521,980

HSBC WORLD SELECTION FUNDS       45

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

6. Federal Tax Information:

     At October 31, 2012, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)
Aggressive Strategy Fund	15,002,427	502,236	(276,545)	225,691
Balanced Strategy Fund	46,350,811	1,797,432	(1,168,119)	629,313
Moderate Strategy Fund	42,210,532	1,642,141	(858,985)	783,156
Conservative Strategy Fund	21,133,907	923,988	(260,640)	663,348
Income Strategy Fund	936,523	18,051	(245)	17,806

     The tax character of dividends paid by the World Selection Funds as of the year ended October 31, 2012, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Paid($)(1)
Aggressive Strategy Fund	92,405	—	92,405	92,405
Balanced Strategy Fund	1,541,114	—	1,541,114	1,541,114
Moderate Strategy Fund	1,134,889	—	1,134,889	1,134,889
Conservative Strategy Fund	556,629	—	556,629	556,629
Income Strategy Fund	2,407	—	2,407	2,407

     The tax character of dividends paid by the World Selection Funds as of the latest tax year ended October 31, 2011, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Paid($)(1)
Aggressive Strategy Fund	87,689	—	87,689	87,689
Balanced Strategy Fund	860,523	—	860,523	860,523
Moderate Strategy Fund	1,550,290	—	1,550,290	1,550,290
Conservative Strategy Fund	693,656	—	693,656	693,656
____________________

(1)	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Other Losses($)	(Depreciation)($)(2)	(Deficit)($)
Aggressive Strategy Fund	—	—	—	—	—	(354,485)	839,379	484,894
Balanced Strategy Fund	320,044	—	—	320,044	—	(265,735)	1,994,934	2,049,243
Moderate Strategy Fund	43,008	—	—	43,008	—	(472,739)	1,653,973	1,224,242
Conservative Strategy Fund	16,694	—	—	16,694	—	(126,294)	916,392	806,792
Income Strategy Fund	11,671	—	—	11,671	(668)	—	17,806	28,809
____________________

(2)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

46       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     As of the end of the tax year ended October 31, 2012, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. As a result of the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused.

     CLCFs subject to expiration:

	Short Term
Fund	Amount($)	Expires
Aggressive Strategy Fund	290,416	2017
Balanced Strategy Fund	265,735	2017
Moderate Strategy Fund	472,739	2017
Conservative Strategy Fund	18,849	2017
CLCFs not subject to expiration:

	Short Term	Long Term
Fund	Amount($)	Amount($)	Total($)
Conservative Strategy Fund	32,459	74,986	107,445

     For the year October 31, 2012, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Aggressive Strategy Fund	88,538
Balanced Strategy Fund	641,948
Moderate Strategy Fund	236,751

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) my be deferred and treated as occuring on the first business day of the following fiscal year. The following Fund had deferred losses, which will be treated as arising on the first day of the fiscal year to end October 31, 2013.

Late Year
Ordinary Losses
Aggressive Strategy Fund	$64,069

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC WORLD SELECTION FUNDS       47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC World Selection Funds – Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agents, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

48       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Other Federal Income Tax Information—as of October 31, 2012 (Unaudited)

     For the year ended October 31, 2012, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Fund	Received Deduction
Aggressive Strategy Fund	98.68%
Balanced Strategy Fund	21.14%
Moderate Strategy Fund	15.07%
Conservative Strategy Fund	9.06%
Income Strategy Fund	7.50%

     For the year ended October 31, 2012, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV:

Qualified
Fund	Dividend Income
Aggressive Strategy Fund	100.00%
Balanced Strategy Fund	26.93%
Moderate Strategy Fund	8.50%
Conservative Strategy Fund	4.51%

HSBC WORLD SELECTION FUNDS       49

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited)

     As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Aggressive Strategy Fund	Class A Shares	$1,000.00	$999.20	$7.54	1.50%
	Class B Shares	1,000.00	995.90	11.29	2.25%
	Class C Shares	1,000.00	995.90	11.29	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,016.90	5.78	1.14%
	Class B Shares	1,000.00	1,012.90	9.61	1.90%
	Class C Shares	1,000.00	1,012.80	9.56	1.89%
Moderate Strategy Fund	Class A Shares	1,000.00	1,022.90	6.00	1.18%
	Class B Shares	1,000.00	1,019.90	9.85	1.94%
	Class C Shares	1,000.00	1,019.80	9.70	1.91%
Conservative Strategy Fund	Class A Shares	1,000.00	1,029.60	6.99	1.37%
	Class B Shares	1,000.00	1,026.10	10.95	2.15%
	Class C Shares	1,000.00	1,026.40	10.75	2.11%
Income Strategy Fund	Class A Shares	1,000.00	1,037.00	7.68	1.50%
	Class B Shares	1,000.00	1,033.50	11.50	2.25%
	Class C Shares	1,000.00	1,033.10	11.50	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

50       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.60	$7.61	1.50%
	Class B Shares	1,000.00	1,013.83	11.39	2.25%
	Class C Shares	1,000.00	1,013.83	11.39	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.41	5.79	1.14%
	Class B Shares	1,000.00	1,015.58	9.63	1.90%
	Class C Shares	1,000.00	1,015.63	9.58	1.89%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.20	5.99	1.18%
	Class B Shares	1,000.00	1,015.38	9.83	1.94%
	Class C Shares	1,000.00	1,015.53	9.68	1.91%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.25	6.95	1.37%
	Class B Shares	1,000.00	1,014.33	10.89	2.15%
	Class C Shares	1,000.00	1,014.53	10.68	2.11%
Income Strategy Fund	Class A Shares	1,000.00	1,017.60	7.61	1.50%
	Class B Shares	1,000.00	1,013.83	11.39	2.25%
	Class C Shares	1,000.00	1,013.83	11.39	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       51

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 96.2%

	Shares	Value ($)
Aerospace & Defense – 3.4%
Precision Castparts Corp.	7,700	1,332,639
United Technologies Corp.	17,300	1,352,168
		2,684,807
Auto Components – 1.1%
BorgWarner, Inc. (a)	13,200	868,824
Biotechnology – 4.5%
Biogen Idec, Inc. (a)	8,700	1,202,514
Celgene Corp. (a)	17,600	1,290,432
Gilead Sciences, Inc. (a)	15,900	1,067,844
		3,560,790
Business Services – 1.3%
MasterCard, Inc., Class A	2,195	1,011,741
Capital Markets – 2.8%
BlackRock, Inc.	4,800	910,464
Franklin Resources, Inc.	10,200	1,303,560
		2,214,024
Chemicals – 4.4%
Ecolab, Inc.	18,000	1,252,800
Monsanto Co.	25,899	2,229,127
		3,481,927
Communications Equipment – 3.3%
QUALCOMM, Inc.	44,500	2,606,588
Computers & Peripherals – 8.0%
Apple, Inc.	9,325	5,549,307
EMC Corp. (a)	32,200	786,324
		6,335,631
Construction & Engineering – 1.3%
Fluor Corp.	19,100	1,066,735
Diversified Financial Services – 0.6%
IntercontinentalExchange, Inc. (a)	3,400	445,400
Energy Equipment & Services – 1.8%
FMC Technologies, Inc. (a)	13,800	564,420
Schlumberger Ltd.	12,300	855,219
		1,419,639
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	9,000	885,870
CVS Caremark Corp.	26,700	1,238,880
		2,124,750
Health Care Equipment & Supplies – 4.1%
Covidien plc	19,700	1,082,515
Edwards Lifesciences Corp. (a)	9,800	850,934
Intuitive Surgical, Inc. (a)	2,380	1,290,484
		3,223,933
Health Care Providers & Services – 4.2%
Express Scripts Holding Co. (a)	34,750	2,138,515
UnitedHealth Group, Inc.	21,200	1,187,200
		3,325,715
Health Care Technology – 1.4%
Cerner Corp. (a)	14,300	1,089,517
Hotels, Restaurants & Leisure – 3.8%
Las Vegas Sands Corp.	19,200	891,648
Starbucks Corp.	27,300	1,253,070
Yum! Brands, Inc.	11,800	827,298
		2,972,016
Household Durables – 0.5%
Lennar Corp., Class A	10,600	397,182
Internet & Catalog Retail – 4.5%
Amazon.com, Inc. (a)	7,150	1,664,663
Priceline.com, Inc. (a)	3,230	1,853,277
		3,517,940
Internet Software & Services – 5.5%
eBay, Inc. (a)	26,100	1,260,369
Facebook, Inc., Class A(a)	22,200	468,753
Google, Inc., Class A(a)	2,895	1,967,934
VeriSign, Inc. (a)	16,500	611,655
		4,308,711
IT Services – 8.0%
International Business Machines Corp.	12,400	2,412,172
Teradata Corp. (a)	9,800	669,438
Visa, Inc., Class A	23,200	3,219,232
		6,300,842
Machinery – 3.9%
Danaher Corp.	44,300	2,291,639
Illinois Tool Works, Inc.	13,000	797,290
		3,088,929
Media – 1.8%
CBS Corp., Class B	20,300	657,720
Sirius XM Radio, Inc. (a)	276,900	775,320
		1,433,040
Oil, Gas & Consumable Fuels – 3.2%
Cabot Oil & Gas Corp.	17,300	812,754
Concho Resources, Inc. (a)	11,000	947,320
Range Resources Corp.	12,100	790,856
		2,550,930
Personal Products – 0.8%
The Estee Lauder Cos., Inc., Class A	10,700	659,334
Pharmaceuticals – 0.3%
Allergan, Inc.	2,600	233,792
Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp.	16,600	1,249,814

52 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Common Stocks, continued

	Shares	Value ($)
Road & Rail – 3.9%
Union Pacific Corp.	25,200	3,100,356
Semiconductors & Semiconductor Equipment – 0.3%
Altera Corp.	7,800	237,744
Software – 3.3%
Intuit, Inc.	14,300	849,706
Salesforce.com, Inc. (a)	12,200	1,780,956
		2,630,662
Specialty Retail – 4.8%
Dollar General Corp. (a)	20,600	1,001,572
Ross Stores, Inc.	12,500	761,875
The Gap, Inc.	25,800	921,576
The Home Depot, Inc.	6,800	417,384
Ulta Salon, Cosmetics & Fragrance, Inc.	7,700	710,094
		3,812,501
Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc.	14,500	812,725
Michael Kors Holdings Ltd. (a)	15,700	858,633
Ralph Lauren Corp.	6,800	1,045,092
		2,716,450
Trading Companies & Distributors – 0.4%
W. W. Grainger, Inc.	1,600	322,256
Wireless Telecommunication Services – 1.3%
SBA Communications Corp., Class A(a)	15,800	1,052,754
TOTAL COMMON STOCKS
(COST $62,731,859)		76,045,274

Investment Company – 4.0%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	3,113,192	3,113,192
TOTAL INVESTMENT COMPANY
(COST $3,113,192)		3,113,192
TOTAL INVESTMENT SECURITIES
(COST $65,845,051) — 100.2%		79,158,466
____________________

Percentages indicated are based on net assets of $79,018,334.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

See notes to financial statements.	HSBC PORTFOLIOS 53

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 96.7%

	Shares	Value ($)
Aerospace & Defense – 3.4%
BE Aerospace, Inc. (a)	50,130	2,260,362
TransDigm Group, Inc.	21,130	2,814,727
		5,075,089
Biotechnology – 1.8%
Alkermes plc (a)	73,880	1,368,996
Cubist Pharmaceuticals, Inc. (a)	32,130	1,378,377
		2,747,373
Building Products – 1.1%
Owens Corning, Inc. (a)	51,400	1,726,526
Capital Markets – 3.6%
Lazard Ltd., Class A	92,260	2,717,980
Raymond James Financial, Inc.	69,860	2,664,460
		5,382,440
Chemicals – 4.2%
Celanese Corp., Series A	36,260	1,377,517
Cytec Industries, Inc.	31,780	2,187,100
Georgia Gulf Corp.	34,140	1,208,215
Westlake Chemical Corp.	20,485	1,558,089
		6,330,921
Commercial Banks – 3.3%
Comerica, Inc.	88,500	2,638,185
First Horizon National Corp.	1	9
First Republic Bank	67,060	2,303,511
		4,941,705
Commercial Services & Supplies – 2.1%
Waste Connections, Inc.	94,065	3,088,154
Communications Equipment – 1.4%
JDS Uniphase Corp. (a)	138,580	1,342,840
Riverbed Technology, Inc. (a)	43,320	800,121
		2,142,961
Containers & Packaging – 3.1%
Crown Holdings, Inc. (a)	76,040	2,908,530
Packaging Corp. of America	48,610	1,714,475
		4,623,005
Electrical Equipment – 2.1%
Hubbell, Inc., Class B	37,580	3,146,198
Electronic Equipment, Instruments & Components – 0.6%
Jabil Circuit, Inc.	48,850	847,059
Energy Equipment & Services – 1.7%
Rowan Cos. plc, Class A(a)	78,140	2,477,819
Food Products – 2.6%
Ralcorp Holdings, Inc. (a)	54,790	3,955,290
Health Care Equipment & Supplies – 6.3%
Conceptus, Inc. (a)	38,650	728,166
DENTSPLY International, Inc.	96,900	3,569,796
Hologic, Inc. (a)	109,430	2,256,446
IDEXX Laboratories, Inc. (a)	22,000	2,116,400
Volcano Corp. (a)	26,100	746,982
		9,417,790
Health Care Providers & Services – 4.2%
Coventry Health Care, Inc.	109,270	4,768,543
Owens & Minor, Inc.	52,110	1,483,571
		6,252,114
Household Durables – 0.9%
NVR, Inc. (a)	1,436	1,297,771
Insurance – 2.2%
Everest Re Group Ltd.	22,975	2,551,373
Genworth Financial, Inc., Class A(a)	136,280	812,229
		3,363,602
IT Services – 4.7%
Alliance Data Systems Corp. (a)	31,580	4,517,519
FleetCor Technologies, Inc. (a)	53,690	2,545,443
		7,062,962
Life Sciences Tools & Services – 2.0%
Mettler-Toledo International, Inc. (a)	18,130	3,070,678
Machinery – 5.6%
Crane Co.	41,964	1,761,649
Gardner Denver, Inc.	29,280	2,029,982
IDEX Corp.	59,290	2,521,604
The Timken Co.	54,010	2,132,855
		8,446,090
Media – 0.7%
Manchester United plc, Class A(a)	85,800	1,080,222
Oil, Gas & Consumable Fuels – 5.4%
Denbury Resources, Inc. (a)	175,320	2,687,656
Tesoro Corp.	144,010	5,430,617
		8,118,273
Pharmaceuticals – 1.2%
Elan Corp. plc ADR (a)	167,700	1,811,160
Professional Services – 1.5%
IHS, Inc., Class A(a)	25,815	2,178,528
Real Estate Management & Development – 1.9%
Jones Lang LaSalle, Inc.	37,530	2,917,582
Road & Rail – 2.9%
Hertz Global Holdings, Inc. (a)	145,380	1,929,193
Landstar System, Inc.	46,710	2,365,861
		4,295,054

54 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.1%
NXP Semiconductors NV (a)	120,500	2,923,330
Skyworks Solutions, Inc. (a)	76,060	1,779,804
		4,703,134
Software – 6.5%
Concur Technologies, Inc. (a)	10,370	686,805
Fortinet, Inc. (a)	120,020	2,324,788
Informatica Corp. (a)	76,000	2,062,640
Nuance Communications, Inc. (a)	132,620	2,952,121
QLIK Technologies, Inc. (a)	91,220	1,679,360
		9,705,714
Specialty Retail – 11.4%
American Eagle Outfitters, Inc.	143,200	2,988,584
Foot Locker, Inc.	117,110	3,923,185
GNC Holdings, Inc., Class A	27,550	1,065,359
O’Reilly Automotive, Inc. (a)	15,250	1,306,620
Signet Jewelers Ltd.	63,980	3,311,605
Tractor Supply Co.	15,900	1,530,216
Williams-Sonoma, Inc.	63,280	2,925,434
		17,051,003
Textiles, Apparel & Luxury Goods – 1.1%
Michael Kors Holdings Ltd. (a)	29,900	1,635,231
Trading Companies & Distributors – 4.1%
Beacon Roofing Supply, Inc. (a)	30,480	985,723
United Rentals, Inc. (a)	53,940	2,193,200
WESCO International, Inc. (a)	46,970	3,047,414
		6,226,337
TOTAL COMMON STOCKS
(COST $123,929,913)		145,117,785

Investment Company – 3.2%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	4,802,550	4,802,550
TOTAL INVESTMENT COMPANY
(COST $4,802,550)		4,802,550
TOTAL INVESTMENTS SECURITIES
(COST $128,732,463) — 99.9%		149,920,335
____________________

Percentages indicated are based on net assets of $150,058,525.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

ADR     American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 55

HSBC PORTFOLIOS
Statements of Assets and Liabilities—as of October 31, 2012

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$79,158,466	$149,920,335
Dividends receivable	12,747	302,586
Receivable for investments sold	406,110	—
Prepaid expenses and other assets	323	582
Total Assets	79,577,646	150,223,503

Liabilities:
Payable for investments purchased	397,255	23,734
Accrued expenses and other liabilities:
Investment Management	131,575	101,785
Administration	2,231	4,122
Compliance Service	11	53
Accounting	60	55
Custodian	3,653	16,545
Trustee	70	172
Other	24,457	18,512
Total Liabilities	559,312	164,978

Applicable to investors’ beneficial interest	$79,018,334	$150,058,525
Total Investments, at cost	$65,845,051	$128,732,463

56 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Statements of Operations—For the year ended October 31, 2012

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$749,933	$1,569,670
Foreign tax withholding	(1,261)	—
Total Investment Income	748,672	1,569,670

Expenses:
Investment Management	512,293	1,180,005
Administration	27,586	45,956
Accounting	44,566	44,443
Compliance Service	775	1,239
Custodian	15,446	33,744
Printing	3,731	6,228
Professional	17,377	17,184
Trustee	2,279	3,755
Other	8,123	12,226
Total Expenses	632,176	1,344,780

Net Investment Income (Loss)	116,496	224,890

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,654,581	8,826,465
Change in unrealized appreciation/depreciation on investments	(6,525,872)	8,291,618

Net realized/unrealized gains from investments	6,128,709	17,118,083
Change In Net Assets Resulting From Operations	$6,245,205	$17,342,973

See notes to financial statements.	HSBC PORTFOLIOS 57

HSBC PORTFOLIOS
Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$116,496	$69,416	$224,890	$79,759
Net realized gains (losses) from investments	12,654,581	10,568,671	8,826,465	24,005,437
Change in unrealized appreciation/depreciation
from investments	(6,525,872)	387,197	8,291,618	(5,303,339)
Change in net assets resulting from operations	6,245,205	11,025,284	17,342,973	18,781,857
Proceeds from contributions	10,142,030	20,411,483	15,884,698	16,493,895
Value of withdrawals	(42,657,788)	(24,898,681)	(24,493,548)	(33,352,902)
Change in net assets resulting from transactions
in investors’ beneficial interest	(32,515,758)	(4,487,198)	(8,608,850)	(16,859,007)
Change in net assets	(26,270,553)	6,538,086	8,734,123	1,922,850

Net Assets:
Beginning of period	105,288,887	98,750,801	141,324,402	139,401,552
End of period	$79,018,334	$105,288,887	$150,058,525	$141,324,402

58 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIO
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratio/Supplementary Data
						Ratio of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return		(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2008	(37.75	)%(a)	$81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		$105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%		$79,018	0.71%	0.13%	0.71%	53%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2008	(35.30)%		$127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		$141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%		$150,059	0.91%	0.15%	0.91%	59%

(a)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

See notes to financial statements.	HSBC PORTFOLIOS 59

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio)	Growth Portfolio
HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio)	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes HSBC Advisor Funds Trust and HSBC Funds (formerly, HSBC Investor Funds) (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

60       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC PORTFOLIOS       61

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	76,045,274	—	—	76,045,274
Investment Company	3,113,192	—	—	3,113,192
Total Investment Securities	79,158,466	—	—	79,158,466

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	145,117,785	—	—	145,117,785
Investment Company	4,802,550	—	—	4,802,550
Total Investment Securities	149,920,335	—	—	149,920,335
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Portfolios’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Portfolios’ financial statements disclosures.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

62       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

     Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

HSBC PORTFOLIOS       63

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2012 were as follows:

Portfolio Name	Purchases($)	Sales($)
Growth Portfolio	46,467,415	78,190,349
Opportunity Portfolio	83,879,531	91,164,123

     For the year ended October 31, 2012, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At October 31, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	62,543,316	17,313,687	(698,537)	16,615,150
Opportunity Portfolio	129,645,392	26,834,599	(6,559,656)	20,274,943
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

64       HSBC PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios - HSBC Growth Portfolio and HSBC Opportunity Portfolio (formerly known as HSBC Investor Growth Portfolio and HSBC Investor Opportunity Portfolio) (the Funds), including the schedules of portfolio investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian or brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

HSBC PORTFOLIOS       65

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of October 31, 2012

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Portfolio	$1,000.00	$991.20	$3.65	0.73%
Opportunity Portfolio	1,000.00	950.20	4.51	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Portfolio	$1,000.00	$1,021.47	$3.71	0.73%
Opportunity Portfolio	1,000.00	1,020.51	4.67	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

66       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	23	None

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	23	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	23	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	23	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	23	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 49	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	23	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

68       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 54	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 41	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009); Assistant Vice President, Compliance, AllianceBernstein (2005-2007)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

DANIO MASTROPIERI* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Assistant Secretary	One year; December 2012 to present	Vice President, Regulatory Administration, Citi (2007 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 53	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, Ms. English and Mr. Mastropieri also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       69

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

70       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, Inc.
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-WS-1212	12/12

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2011	$244,970
2012	$220,147

(b) Audit-Related Fees,
2011	$7,000
2012	$7,000

2011 – Fees of $7,000 relate to the consent of N-1A filing.
2012 – Fees of $7,000 relate to the consent of N-1A filing.

(c) Tax Fees,
2011	$124,855
2012	$143,400

Fees for both 2011 and 2012 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2011	$0
2012	$0

                (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

                    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2011	$131,855
2012	$150,400

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC PORTFOLIOS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/20/12

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/20/12

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	12/20/12